INVESTOR PRESENTATION MARCH 2021

Improving Lives Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, whether the combination of cinrebafusp alfa and TUKYSA could address a high medical need in HER2 low- expressing gastric cancer patients who do not respond to traditional HER2-targeted therapies; whether the effects of the combination of cinrebafusp alfa and TUKYSA seen in preclinical studies will be observed in clinical trials; whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company’s planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, cinrebafusp alfa, PRS- 344, and PRS-352 and the expected timing of the initiation of the next stage of cinrebafusp alfa’s development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company's Quarterly Reports on Form 10-Q. 2

The Anticalin® Protein Platform

A Novel Therapeutic Class with Favorable Drug-Like Properties

- **Human** – Derived from lipocalins (human extracellular binding proteins)
- **Small** – Monomeric, monovalent, small size (~18 kDa vs 150kDa mAbs)
- **Stable** – Inhalable delivery
- **Simple** – Bi/multispecific constructs
- **Proprietary** – Broad IP position on platform and derived products


Target
Anticalin Protein

Powerful Drug Discovery Platform

- Highly diverse libraries
- Automated screening
- Protein engineering know-how

Translational Science Expertise to Deploy Platform in Meaningful Way

- Immunology expertise underpins IO and respiratory focus
- A leader in 4-1BB-related efforts
- Patient phenotyping efforts for improved stratification and novel intervention points in, e.g., asthma

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Company Snapshot

Pipeline Highlights

- **PRS-060:** Inhaled IL4-Rα antagonist for moderate-to-severe asthma (partnered with AstraZeneca)
- **Cinrebafusp alfa (PRS-343):** 4-1BB/HER2 bispecific for solid tumors
- **Next-generation respiratory:** Includes 6 discovery-stage inhaled therapeutics programs (2 proprietary, 4 partnered with AstraZeneca)
- **4-1BB-based bispecifics:** Multiple proprietary and partnered 4-1BB-based programs for IO



Anchor Partnerships

- Validation through three anchor partnerships
- $160+M in upfront payments, milestones and strategic equity investment since January 2017
- Each partnership includes options for co-development & US-focused commercialization rights
- Value-driving opt-in for PRS-060 after phase 2a completion



Catalysts

- **Respiratory:**
  - ✓ PRS-060 phase 2a trial initiation and milestone
  - ❑ Data and rationale for advancement into IND-enabling studies for wholly-owned inhaled program
- **IO:**
  - ❑ Cinrebafusp alfa monotherapy data for cohort 13b at AACR
  - ❑ Cinrebafusp alfa phase 2 initiation
  - ❑ Preclinical data for PRS-344 at AACR
  - ❑ PRS-344 IND submission



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Partnerships

AstraZeneca

- PRS-060 + 4 additional novel inhaled Anticalin protein programs
- Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs
- Upfront & milestones to date: $70.5M
- $2B+ in milestone potential, plus double-digit royalties
- AZ funds all PRS-060 development costs through post-phase 2a co-development opt-in decision
- Access to complementary formulation and device know-how for inhaled delivery
- $10M equity investment from AstraZeneca

SERVIER

- Immuno-oncology partnership based on antibody-Anticalin bispecific protein fusions
- PRS-344: PD-L1/4-1BB antibody-Anticalin bispecific
  - Pieris holds full U.S. rights
- PRS-352: n.d. antibody-Anticalin bispecific
  - ✓ Pieris completed non-GLP preclinical work
  - Pieris to receive tiered royalties up to low double digits
- ~$31M upfront payment with significant milestone potential
  - ✓ Two preclinical milestones achieved for PRS-344

SeattleGenetics®

- 3-program partnership based on tumor-localized costimulatory bispecific fusion proteins
- Pieris retains opt-in rights for US co-promotion on one of the programs with increased royalties
- Upfront & milestones to date: $35M upfront payment
- ~$1.2B milestone potential, plus up to double-digit royalties on non-co-developed products
- $13M equity investment from Seagen
- Clinical trial and supply agreement for tucatinib to be evaluated in combination with cinrebafusp alfa

Strong Partners • Significant Cash Flow • Retained Commercial Rights

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Pipeline

RESPIRATORY							
CANDIDATE	TARGETS	PARTNER	PIERIS' COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-060/AZD1402	IL4-Rα	AstraZeneca	Worldwide Profit-Share Option				
Proprietary Programs	n.d.	n/a	Worldwide				
AstraZeneca Programs*	n.d.	AstraZeneca	Worldwide Profit-Share Option				

*4 respiratory programs in collaboration with AstraZeneca, 2 of which carry co-development and co-commercialization options for Pieris

IMMUNO-ONCOLOGY							
CANDIDATE	TARGETS	PARTNER	PIERIS' COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
Cinrebafusp Alfa (PRS-343)	HER2/4-1BB	n/a	Worldwide				
PRS-344	PD-L1/4-1BB	SERVIER	US Rights; ex-US Royalties				
PRS-352	n.d.	SERVIER	Royalties				
Proprietary IO Programs	n.d.	n/a	Worldwide				
Seattle Genetics Program‡	co-stim agonist	SeattleGenetics	US Co-Promotion Option; Royalties				

‡3 bispecific programs in collaboration with Seattle Genetics, with Pieris retaining a US co-promotion option for the second program

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Improving Lives Anticalin Technology Advantages: Differentiated Respiratory Platform 7 Very low predicted immunogenicity Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress Tear lipocalin (TLC) “template” is abundant in human lung and permeates lung epithelium Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimes

PRS-060: IL-4Rα Antagonist

Candidate	PRS-060
Function/MoA	Inhibiting IL4-Rα (disrupts IL-4 & IL-13 signaling)
Indications	Moderate-to-severe asthma
Development	Phase 2a in moderate asthmatics
Commercial Rights	Co-development and U.S. co-commercialization rights, including gross margin share



PRS-060

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PRS-060 Phase 2a Trial

Part 1	**Patient Population:** Moderate controlled asthmatics **Primary Endpoint:** Safety and tolerability **Number of Patients:** ~45
Part 2	**Patient Population:** Moderate uncontrolled asthmatics with blood eosinophil count of ≥ 150 cells/μL and FeNO ≥ 25 ppb at screening **Primary Endpoint:** Improvement of FEV1 over four weeks relative to placebo **Number of Patients:** ~360

Enrollment initiated 1Q2021

Dry powder formulation, administered b.i.d. over four weeks

Up to three dose levels plus placebo

Study is sponsored and funded by AstraZeneca



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Improving Lives 4-1BB Agonism Offers Promise of Material Clinical Benefit 10  Increases T-cell proliferation to bolster immune repertoire  Enhances cytotoxicity for tumor killing  Improves metabolic fitness for increased survival of T cells  Drives T-cell memory phenotype for increased durability Pieris’ 4-1BB bispecifics recognize that 4-1BB agonists have proven clinical potency, yet must be kept out of the liver to ensure suitable therapeutic index Unique Attributes of 4-1BB Agonism on Tumor-specific T Cells

Cinrebafusp Alfa (PRS-343): Proprietary Lead IO Asset

Candidate	Cinrebafusp alfa (PRS-343)
Function/MoA	Tumor-targeted 4-1BB agonism and HER2 antagonism
Indications	HER2-high and HER2-low gastric cancer
Development	Initiating phase 2
Commercial Rights	Fully proprietary


HER2-Targeting Antibody
4-1BB-Targeting Anticalin Proteins

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Improving Lives Cinrebafusp Alfa: 4-1B/HER2 Bispecific CLINICALLY-RELEVANT BIOMARKERSHER2-targeting moiety of the drug localizes to the tumor microenvironment and facilitates 4-1BB cross-linking 4-1BB cross-linking ameliorates T-cell exhaustion and is critical for T-cell expansion HER2 targeting Antibody 4-1BB targeting Anticalin® Proteins cinrebafusp alfa 4-1BB Pathway Activation Soluble 4-1BB T-cell Proliferation CD8+ and CD8+/Ki67+ HER2 cinrebafusp alfa Co-Stimulation 4-1BB Cinrebafusp alfa drives 4-1BB agonism in the tumor microenvironment of HER2+ solid tumors

Improving Lives Monotherapy and Combination Studies: Enabled Meaningful Clinical Characterization of Cinrebafusp Alfa 13 Mono Dose Cohort* Combo Dose Cohort** Dose (mg/kg) 1 0.0005 2 0.0015 3 0.005 4 0.015 5 1 0.05 6 2 0.15 7 3 0.5 8 4 1 9 5 2.5 10 6 5 11 7 8 11 (b) 8 11 (c) 8 12 (b) 12 13 (b) 18 Obinutuzumab + 11(b) 8 9-13b: active dose cohorts in mono study *Additional dose cohorts enrolling in monotherapy study **1200mg flat dose of atezolizumab Primary Objectives • Characterize safety profile • Identify MTD or RP2D Secondary Objectives • Characterize PK profile • Investigate dosing schedule • Assess potential immunogenicity and PD effects • Investigate efficacy Snapshot • Patients with HER2+ solid tumors • Monotherapy and combination with atezolizumab • Data updates presented at ESMO 2020 ACTIVE SCHEDULES Schedule 1: Q3W dosing on day 1; 21-day cycle Schedule 2 (b): Q2W dosing on days 1, 15; 28-day cycle Schedule 3 (c): Q1W dosing on days 1, 8, 15; 21-day cycle In combination with atezolizumab: Q3W dosing on day 1; 21-day cycle

Improving Lives Summary of Responses of Cinrebafusp Alfa in Monotherapy 14 Based on clinical data, serum concentration of > 20 µg/ml defines active dose range (beginning at Cohort 9) Cohort 13b 12b 11c Obi 11b 11 10 9 Total Best Response 18 mg/kg, Q2W 12 mg/kg, Q2W 8 mg/kg, QW 8 mg/Kg, Q2W 8 mg/kg, Q2W 8 mg/kg, Q3W 5 mg/kg, Q3W 2.5 mg/kg, Q3W Evaluable Patients 3 2 4 2 7 4 6 5 33 CR 1 - - - - - - 1 PR - - - 3 - - - 3 SD - - 1 1 3 3 3 2 13 ORR 33% 0% 0% 0% 43% 0% 0% 0% 12% DCR 33% 0% 25% 50% 86% 75% 50% 40% 52% Data cut-off: 27-Jul-20

Improving Lives Increase in CD8+ T Cells and Circulating Soluble 4-1BB Support 4-1BB Engagement by Cinrebafusp Alfa 15 Biopsy Pre-dose Biopsy Post-dose (Cycle 2 Days 2-8) Cinrebafusp Alfa (Cycle 2 Day 1) Cinrebafusp Alfa (Cycle 1 Day 1) T u m o r * 0 2000 4000 6000 10000 20000 30000 s4 1B B [p g/ m l] C1 C3 C1 C3 21/43 patients evaluated 10/25 patients evaluated C4C4 Active Dose Cohorts 9-13b Non-Active Dose Cohorts 1-8 Time (Cycles) Non-Active Dose Cohorts 1-8 Active Dose Cohorts 9-13b 0 1 2 3 4 5 6 Fo ld in du ct io n C D 8+ T ce lls /m m 2 tu m or a re a * Unpaired 2 tailed t- test P<0,05 PR CR SD≥C6 PD S e ru m Data cut-off: 27-Jul-20

Improving Lives Cinrebafusp Alfa (PRS-343) – AACR Presentation: April 10th Topics Covered: • Safety and tolerability profile • Additional and maintained clinical benefit; pharmacodynamic correlates • Observations that support RP2D and phase 2 development plans Clinical and biomarker activity of PRS-343, a bispecific fusion protein targeting 4-1BB and HER2, from a Phase 1 study in patients with advanced solid tumors Sarina Piha-Paul, MD MD Anderson Cancer Center, Houston, TX Date/Time: April 10, 2021 at 2:05 PM EDT Abstract Number: CT017

Cinrebafusp Alfa (PRS-343) Clinical Development Plan

Phase 2 Details			Part A	Part B	Pivotal
Gastric Cancer 2L+	ARM A	Cinrebafusp Alfa + Ramucirumab + Paclitaxel	N = ~ 20 pts	add. 20 – 40 pts	Best opportunity
HER2-High (IHC3+ or IHC2+/ISH+)				and	
Gastric Cancer 2L+	ARM B	Cinrebafusp Alfa + Tucatinib	N = ~ 20 pts	add. 20 – 40 pts	
HER2-Low (IHC2+/ISH- or IHC1+)					

Interim Analysis

Go to Pivotal Decision Point

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Cinrebafusp Alfa (PRS-343) Opportunity in High-HER2 & Low-HER2 Gastric Cancer

	1st Line	2nd Line	3rd Line
HER2-High Patients ~17%[1]	US Incidence: ~2,600 EU5 Incidence: ~5,200 JP Incidence: ~9,500	US Incidence: ~1,500 EU5 Incidence: ~2,800 JP Incidence: ~5,000	US Incidence: ~800 EU5 Incidence: ~1,500 JP Incidence: ~2,600
HER2-Low* Patients ~24%[2]	US Incidence: ~3,700 EU5 Incidence: ~7,400 JP Incidence: ~13,400	US Incidence: ~2,100 EU5 Incidence: ~4,000 JP Incidence: ~7,000	US Incidence: ~1,100 EU5 Incidence: ~1,700 JP Incidence: ~4,900

*HER2-Low = IHC2+/ISH- or IHC1+

Total US, EU5 & JP Incidence (HER2+ & HER2-Low): ~35,000

Cinrebafusp Alfa Initial Focus

1) Meta Analysis of 12 studies (10,287 patients; Range 12.3-26.9%)
2) Eric Van Cutsem, et al., Gastric Cancer (2015) 18:476–484

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Scientific Rationale for Combining Cinrebafusp Alfa & SoC

Paclitaxel – Chemotherapy

- Reduce tumor bulk
- Antigen release
- Improve T cell: tumor target ratio

Ramucirumab – Anti-Angiogenic[1-3]

- Normalizes vascularization
- Alters tumor barrier to T cell penetration
- Reduces Tregs & inhibits TAMs
- Multiple αVEGF / IO combos approved

Cinrebafusp Alfa – 4-1BB Agonist

- Increase T cell survival and metabolic fitness in the TME
- Induce T cell memory
- Drive T cell expansion
- Induce anti-tumor cytolytic activity

1 - Allen et al., Science Translational Medicine 2017
2 - Juang et al. Front Immunology 2018
3 - Tada et al., Journal for Immunotherapy of Cancer 2018

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Scientific Rationale for Combining Cinrebafusp Alfa & Tucatinib

Tyrosine kinase inhibitors (tucatinib)	• Upregulates or stabilizes tumor cell surface HER2 expression[2,3,4] • Increased clustering of cinrebafusp alfa on the tumor cell surface to drive 4-1BB cross-linking and enhanced activation of tumor-specific T cells & NK cells
Cinrebafusp Alfa – Dual MoA	• Inhibition of HER2 signaling AND activation of tumor-specific T cells in tumor microenvironment
Complements Both MoAs	• Enhanced inhibition of HER2 signaling by concurrent binding to HER2 on the tumor cell surface and small molecule TKI inhibition of the internal kinase signaling domain[1] • *In vitro*, combination leads to significantly increased T cell activation in the presence of HER2-Low cell lines

1 - Baselga J., Lancet, 2012;
2 - Maruyama T., et al, Anticancer Res., 2011
3 - Scaltriti M., et al, Oncogene, 2009
4 - Hartmans, et al, Oncotarget,, 2017

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Improving Lives Cinrebafusp Alfa and Tucatinib Combination Enhances T-cell Activation 21 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 50 100 150 200 #19074 | MKN-7 Concentration [nM] IL -2 [p g/ m l] bg12 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 100 200 300 #19074 | HT-29 Concentration [nM] IL -2 [p g/ m l] bg1bg2 PRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinib 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 1000 2000 3000 #19074 | SK-BR-3 Concentration [nM] IL -2 [p g/ m l] bg1 bg2 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 50 100 150 200 250 #19074 | ZR-75-1 Concentration [nM] IL -2 [p g/ m l] bg12 PRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinib Increased IL-2 secretion observed when cinrebafusp alfa was combined with fixed dose tucatinib in a co-culture assay with SK-BR-3 (high HER2), MKN-7, ZR-75-1 (medium HER2) and HT-29 (low HER2) tumor cell lines SK-BR-3 (HER2+++) MKN-7 (HER2++) HT-29 (HER2+) ZR-75-1 (HER2++) Human T cell Co-Culture Activation Assay

Improving Lives PRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinibPRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinib Cinrebafusp Alfa and Tucatinib Combination Leads to Enhanced 4-1BB Signaling 22 Increased 4-1BB signaling observed when cinrebafusp alfa was combined with fixed dose tucatinib in a reporter assay with SK-BR-3 (high HER2), MKN-7, ZR-75-1 (medium HER2) and HT-29 (low HER2) tumor cell lines 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 200000 400000 600000 800000 Concentration [nM] R L U bg1 bg2 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 200000 400000 600000 800000 Concentration [nM] R L U bg1 bg2 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 200000 400000 600000 800000 Concentration [nM] R L U bg1 bg2 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 .0 0 1 0 .0 0 4 0 .0 1 1 0 .0 3 4 0 .1 0 3 0 .3 0 9 0 .9 2 6 2 .7 7 8 8 .3 3 3 2 5 0 50000 100000 150000 200000 600000 800000 1000000 Concentration [nM] R L U bg1 bg2 SK-BR-3 (HER2+++) MKN-7 (HER2++) HT-29 (HER2+) ZR-75-1 (HER2++) (4-1BB Reporter Cell Assay)

Improving Lives 23 PRS-344Candidate Localized 4-1BB agonism with PD-L1 antagonism Function/MoA N.D.Indications 2021 IND expected (in co-dev with Servier)Development Opt-in for co-development with full U.S. commercial rights; royalty on ex-U.S. sales Commercial Rights PD-L1-Targeting Antibody 4-1BB-Targeting Anticalin Proteins PRS-344: Meaningfully Building on Localized MoA of Cinrebafusp Alfa

Improving Lives 24 PRS-344 – AACR Poster: April 10th Synergistic data, including : • In vitro data evaluating potential synergistic effects of combining 4-1BB with PD-L1 • In vitro data evaluating effects of PRS-344 on CD8+ T cells • Dose-dependent anti-tumor response in in vivo preclinical models Simultaneous costimulatory T-cell engagement and checkpoint inhibition by PRS- 344/S095012, a PD-L1 / 4-1BB bispecific compound for tumor localized activation of the immune system Date/Time: April 10, 2021 at 8:30AM EDT Abstract Number: LB135

Improving Lives 25 Financial Overview (As of 12/31/20) non-dilutive capital from anchor partnerships $135+ M $70.4* M Cash & Cash Equivalents $0.0 Debt 56.0* M CSO *Excludes $36M from Seagen and AstraZeneca equity investments (along with ~7.3M common shares issued) and PRS-060 phase 2a milestone

Appendix 26

PRS-060 Phase I 27

Improving Lives PRS-060 Phase I Multiple Ascending Dose Trial 28 Ascertain PK/PD with a reliable biomarker to confirm local target engagement and inform Phase II dosage regimen Strategic Objectives Dosing patients with mild asthma with elevated FeNO levels (≥35 ppb), to receive inhaled PRS-060 or pbo b.i.d.* over a 10-day period Trial Design Highlights Pieris is sponsoring the trial, AstraZeneca is reimbursing Pieris for all associated costs Initiated in July 2018 Evaluating safety, tolerability, PK, PD and will also evaluate FeNO reduction vs. placebo Measuring safety, tolerability and FeNO changes days 1-10,17, and 40 *q.d. on Day 10

Improving Lives Phase 1b Interim Results: Favorable Safety Profile 29 • All doses of AZD1402/PRS-060 tested in the study were well tolerated • No treatment-related serious AEs were observed System organ class AE Preferred Termsb Placebo (N = 12) n (%) m AZD1402/PRS-060c (N = 30) n (%) m Overall (N = 42) n (%) m Gastrointestinal disorders Dry mouth Nausea 4 (33.3) 4 1 (8.3) 1 1 (8.3) 1 13 (43.4) 14 2 (6.7) 2 3 (10.0) 3 17 (40.5) 18 3 (7.1) 3 4 (9.5) 4 Infections and infestations Upper respiratory tract infection 1 (8.3) 1 1 (8.3) 1 7 (23.3) 8 3 (10.0) 4 8 (19.0) 9 4 (9.5) 5 Nervous system disorders Headache Presyncope 5 (41.7) 9 3 (25.0) 6 0 13 (43.4) 18 5 (16.7) 7 4 (13.3) 6 18 (42.9) 27 8 (19.0) 13 4 (9.5) 6 Respiratory, thoracic and mediastinal disorders Cough Rhinorrhoea Wheezing 6 (50.0) 6 1 (8.3) 1 2 (16.7) 2 2 (16.7) 2 14 (46.7) 15 4 (13.3) 4 1 (3.3) 1 4 (13.3) 5 20 (47.6) 21 5 (11.9) 5 3 (7.1) 3 6 (14.3) 7

Improving Lives Phase 1b Interim Results: Robust FeNO Reduction 30 PRS-060 Relative FeNO Reduction (Emax Analysis) PRS-060, mg (delivered) n Reduction vs. placebo, % (95% CI) p-value 2 6 24.0 (1.8–41) 0.04 6 6 24.3 (2.7–41) 0.03 20 12 36.4 (22–48) <0.0001 60 6 30.5 (10–46) 0.005 Placebo 12 PRS-060 Relative FeNO Reduction (ANCOVA Analysis) Mean change from baseline in FeNO levels at 0.5h (A) and 2h (B) post-dose on Day 10 in participants with mild asthma

Improving Lives Phase 1b Interim Results: Pharmacological Versatility 31 pSTAT6 levels over time following inhalation of PRS-060 No systemic target engagement and minimal systemic exposure was observed at the 2mg dose, suggesting that local target engagement by the drug is sufficient to reduce airway inflammation Pharmacological versatility, given low- dose FeNO reduction with no observed systemic activity (pSTAT6) versus high-dose FeNO reduction with systemic activity

Cinrebafusp Alfa Phase I 32

Improving Lives Baseline Characteristics for Cinrebafusp Alfa Phase I Studies: Monotherapy and Combination with Atezolizumab 33 Characteristic Monotherapy; n (%) In Combination with Atezolizumab; n (%) Age, Median (range) 63 (24–92) 59 (26-87) Gender F 44 (59%) 23 (56%) M 30 (41%) 18 (44%) ECOG PS* 0 19 (26%) 12 (29%) 1 55 (74%) 18 (44%) Prior Therapy Lines 1 9 (12%) 5 (12%) 2 10 (14%) 7 (17%) 3 15 (21%) 6 (15%) 4 11 (15%) 6 (15%) 5+ 28 (38%) 17 (41%) Median no. of anti-HER2 Treatments Breast 7 3-4 Gastric 3 1 Primary Cancer Type Monotherapy; n (%) In Combination with Atezolizumab; n (%) Gastroesophageal 27 (36%) 7 (17%) Breast 16 (22%) 12 (29%) Colorectal 10 (14%) 5 (12%) Gynecological 9 (12%) 4 (10%) Biliary Tract 7 (9%) 6 (15%) Non-Small Cell Lung - 4 (10%) Bladder 2 (3%) 1 (2%) Pancreatic 1 (1%) 1 (2%) Other – Cancer of Unknown Origin 1 (1%) 1 (2%) Other – Salivary Duct 1 (1%) - Data cut-off: 27-Jul-20 All Subjects (n = 74, 41) *Combination trial enrolled ECOG 2 patients as well (not shown on this chart)

Cinrebafusp Alfa – Monotherapy 34

Improving Lives Treatment-Related Adverse Events (Monotherapy Trial) All Subjects 35 Occurred in > 1 Patient Monotherapy n = 145 (%) % Grade 3 Infusion Related Reaction 27 (19%) 3 (2%) Fatigue 11 (8%) 1 (1%) Nausea 11 (8%) Vomiting 8 (6%) Chills 8 (6%) Anemia 2 (1%) 1 (1%) Arthalgia 2 (1%) Asthenia 2 (1%) Cough 2 (1%) Decreased appetite 2 (1%) Diarrhea 6 (4%) Dizziness 2 (1%) Dyspnoea 3 (2%) Flushing 5 (3%) 2 (1%) Non-cardiac chest pain 4 (3%) Paraesthesia 3 (2%) 1 (1%) Pruritis 3 (3%) Rash 2 (1%) One TRAE above Grade 3: Grade 4 Infusion Related Reaction in cohort 10 (5mg/kg cinrebafusp alfa, Q3W). Data cut-off: 27-Jul-20

Improving Lives Average Time on Treatment with Cinrebafusp Alfa Cohorts 9-11a 36 Days on Treatment Cohort 11 (8mg/Kg) Cohort 10 (5mg/Kg) Cohort 9 (2.5mg/Kg) Stable Disease Disease Progression Death Discontinued (AE) Discontinued (Clinical Progression) Discontinued (Patient and/or Physician decision) X Data cut-off: 27-July-20 11 Colorectal 102-033 11 Ovarian 102-031 11 Bladder 105-002 11 Gallbladder 108-005 11 CRC 102-027 11 Breast 103-011 11 Breast 103-009 10 Endometrial 103-017 10 Esophageal 106-003 10 Endometrial 103-013 10 Breast 103-010 10 CRC 107-011 10 Salivary Duct 102-025 10 Gastric 111-005 10 Gastroesophageal 107-009 9 Colorectal 107-010 9 Bladder 108-002 9 GEJ 107-008 9 Rectal 107-007 9 Gastroesophageal 107-006 9 Esophageal 102-023 C2D21 C4D21 C6D21 C8D21 C10D21 C12D21

Improving Lives Average Time on Treatment with Cinrebafusp Alfa Cohorts 11b-13b 37 Data cut-off: 11-Aug-20 13B CRC 102-043 13B CUP 102-044 13B Endometrial 102-042 13B Ovarian 102-041 13B Gastric 110-010 13B GEJ 102-038 13B Colon 103-021 13B GEJ 107-018 13B Gastric 102-036 *12B Breast 110-007 12B GEJ 112-004 12B GEJ 107-014 11C GEJ 103-022 11C GEJ 106-006 11C BTC 107-019 11C CRC 102-035 11C Colon 103-019 11C Breast 111-006 Obi Gallbladder 110-009 Obi CRC 112-006 Obi Endometrial 107-021 Obi Gallbladder 107-020 Obi Cholangio 112-005 11B CRC 102-034 11B GEJ 107-016 11B Esophageal 112-003 11B-->10 Breast 103-016 11B Fallopian 103-012 11B Breast 104-006 11B Gastric 107-012 11B Breast 110-003 Cohort 13B(18mg/Kg, Q2W) Cohort 12B(12mg/Kg, Q2W) Cohort 11C (8mg/Kg, QW) Cohort 11B(8mg/Kg, Q2W) Cohort Obi (8mg/Kg, Q2W) Complete Response Partial Response Stable Disease Disease Progression Death On Treatment Discontinued (AE) Discontinued (Clinical Progression) Discontinued (Patient and/or Physician decision) * Scan and EOT on same day; RECIST response is presented X Days on Treatment C2D2 8 C4D2 8 C6D2 8 C8D2 8 C10D2 8 C12D2 8 C14D2 8

Improving Lives Best Response in Target Lesions (Monotherapy Trial) Cohorts 9-13b 38 -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% Stable Disease (20%) Partial Response (-30%) B e st c h a n g e f ro m b a se lin e ( % ) Cohort 13B(18mg/Kg, Q2W) Cohort 12B(12mg/Kg, Q2W) Cohort 11C (8mg/Kg, QW) Cohort 11B(8mg/Kg, Q2W) Cohort 11 (8mg/Kg, Q3W) Cohort Obi (8mg/Kg, Q2W) Cohort 10 (5mg/Kg) Cohort 9 (2.5mg/Kg) Data cut-off: 5-Aug-20

Improving Lives Case Study: Gastric Cancer Patient with Confirmed Partial Response Patient Profile, Treatment History and Treatment Outcome 39 Patient Profile • Cohort 11b | 8 mg/kg every two weeks • 80-year old woman; initial diagnosis in June 2017 • Stage IV gastric adenocarcinoma • Metastases to liver, lymph node and adrenal glands • HER2 IHC 3+; PD-L1 positive (CPS=3) • NGS: ERBB2 amplification, TP53 mutation, alteration of CDK12 and SF3B1 Oncology Treatment History Duration Best Response Trastuzumab, Pembrolizumab + Capecitabine/oxaliplatin July 2017 – June 2018 Stable Disease Nivolumab with IDO1 inhibitor (investigational drug) Aug 2018 – Jan 2019 Stable Disease Lesions Lesion Site Lesion Size (mm) Baseline C2 Post-treatment C3 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Liver 14 12 10 9 8 Target 2 Liver 20 16 10 8 9 Target 3 Pancreas 19 16 14 14 14 % Change from Baseline -17% -36% -42% -42% Non-target 1 Lung Present Present Present Present Present Non-target 2 Stomach Present Present Present Present Absent Non-target 3 Stomach Present Present Present Present Absent Data cut-off: 24-Jan-20

Improving Lives CD8+ T Cell Numbers in the Tumor and Circulating s4-1BB Increase Post-Treatment in Responding Gastric Cancer Patient 40 B a se lin e C 4 P o st - tr e a tm e n t Pre C D 8 + T c e lls ( n /m m 2 ) Post CD8 fold change: 5.7 CD8 pre [n/mm2]: 38 Tu m o r S e ru m 0 50 100 150 200 250 0 10 20 30 40 50 60 70 80 90 100 C D 8 + K i6 7 + T c e lls (n /m m 2 ) CD8Ki67 fold change: 5.8 CD8 pre [n/mm2]: 16 Pre Post C1 pr ed os e C1 da y 2 C1 d8 0 500 1000 1500 2000 s4 1B B [p g/ m l] 1.9 x increase 2 4 8 15 Pre C2 0 1 2 3 s4 1B B Fo ld C ha ng e to P re do se Timepoint (days) Baseline CD8+ T cell Numbers CD8+ T cell Proliferation Soluble 4-1BB

Improving Lives Case Study #2: Rectal Cancer Patient with Confirmed Complete Response Patient Profile, Treatment History and RECIST 41 Patient Profile • Cohort 13b | 18 mg/kg Q2W • 59-year-old male; initial diagnosis March 2017 • Stage 4 rectal adenocarcinoma cancer; metastasized to heart and lung • FoundationOne Her2 amplification; in-house testing IHC 3+ • MSS, TMB low (2 mt/Mb) Oncology Treatment History Duration Capecitabine + XRT Apr-May 2017 Neoadjuvant Folfox May-Sep 2017 Resection Dec 2017 Folfiri/Avastin Mar-Jul 2018 5FU/Avastin maintenance Aug 2018-May 2019 Irinotecan/Avastin May-Nov 2019 SBRT Nov 2019 Data cut-off: 27-Jul-20 Lesions Lesion Site Lesion Size (mm) Baseline C2 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Lung 22 13 0 0 % Change from Baseline -41% -100% -100% Non-target 1 - Present Present Absent Absent

CD8+ T Cell Numbers in the Tumor and Circulating s4-1BB Increase Post-Treatment in CR Rectal Cancer Patient

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C2 Post-treatment



C6 Post-treatment



Tumor

CD8 fold change: **2.3** CD8 pre [n/mm²]: **238**



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Cinrebafusp Alfa – Combination with Atezolizumab 43

Improving Lives Treatment-Related Adverse Events (Combination Trial) All Subjects 44 Occurred in > 1 Patient Combination with Atezolizumab n = 148 (%) % Grade 3 Infusion Related Reaction 38 (26%) 3 (2%) Fatigue 12 (8%) Nausea 8 (5%) Vomiting 38 (26%) Abdominal pain 2 (1%) Anemia 4 (3%) 2 (1%) Anorexia 2 (1%) Arthalgia 2 (1%) Diarrhea 5 (3%) 1 (1%) Dry mouth 3 (2%) Fever 3 (2%) Lightheadedness 2 (1%) Lymphocyte count decreased 3 (2%) 1 (1%) Neutrophil count decreased 3 (2%) 1 (1%) Peripheral sensory neuropathy 2 (1%) Pruritis 4 (3%) Data cut-off: 27-Jul-20Two TRAEs above Grade 3: Grade 4 AST increase, Grade 3 transaminitis, and eventually Grade 5 hepatic failure in cohort 7 (8mg/kg + 1200mg atezolizumab); Grade 4 hemolytic anemia (unrelated to cinrebafusp alfa, related to atezolizumab) in cohort 7.

Improving Lives Summary of Responses of Cinrebafusp Alfa in Combination with Atezolizumab 45 Cohort 7 6 5 4 Total Best Response 8mg/kg, Q3W 5mg/kg, Q3W 2.5mg/kg, Q3W 1mg/kg, Q3W Evaluable Patients 8 8 8 3 27 PR 1 2 - 1 4 SD 4 1 1 0 6 ORR 13% 25% 0% 33% 15% DCR 63% 38% 13% 33% 37% Data cut-off: 27-Jul-20

Improving Lives Soluble 4-1BB Increases in Active Dose Cohorts & Clinical Benefit is Associated with Tumoral Immune Cell Activation 46 4-1BB target engagement Soluble 4-1BB in serum Patients with prolonged clinical benefit show a trend of increased CD8+ T cell numbers, proliferation and elevated cytolytic function in tumor biopsies Substantial increase of s4-1BB is observed in active dose cohorts (4-7), suggesting cinrebafusp alfa-mediated target engagement Tumor-localized activity IHC on tumor tissue CD8+ T cell Numbers CD8+ T cell Proliferation

Improving Lives Cinrebafusp Alfa + Atezolizumab Duration of Exposure 47 C2D21 C6D21 C10D21 DAYS ON TREATMENT | Data Cut: 18-AUG-2020 Ovarian 102-122 Bladder 111-111 BCA 102-120 NSCLC 113-104 Ovarian 112-106 Lung 107-104 Gallbladder 107-103 CUP 102-115 Rectal 113-102 BCA 108-105 Gastric Cancer 102-123 Rectal 102-121 GEJ 112-107 BCA 102-116 NSCLC 111-110 GEJ 102-114 Esophageal 114-101 Rectal 112-101 BCA 108-101 BCA 112-102 NSCLC 107-109 GYN 111-112 GYN 108-106 Pancreatic 113-101 CHOL 108-102 CRC 111-107 BCA 102-113 *BCA 102-112 Rectal 102-111 GEJ 102-109 Gallbladder 107-107 Cholangiocarcinoma 107-105 BCA 102-105 BCA 111-106 Gallbladder 102-104 C14D21 C18D21 C22D21 C24D21 Cohort 7 (8mg/kg) Cohort 6 (5mg/kg) Cohort 5 (2.5mg/kg) Cohort 4 (1mg/kg) Partial Response Stable Disease Disease Progression Death On Treatment Discontinued (AE) Discontinued (Clinical Progression) Discontinued (Patient and/or Physician decision) Discontinued (Disease Progression) * Scan and EOT on same day; RECIST response is presented X

Improving Lives Best Response in Target Lesions (Combination Study) Cohorts 4-7 48 -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% Stable Disease (20%) Partial Response (-30%) B e s t C h a n g e f ro m B a s e lin e ( % ) Cohort 7 (8mg/Kg) Cohort 6 (5mg/Kg) Cohort 5 (2.5mg/Kg) Cohort 4 (1.0mg/Kg) Data cut-off: 27-Jul-20

Improving Lives Lesions Lesion Site Lesion Size (mm) Baseline C2 Post- treatment C4 Post- treatment C6 Post- treatment C8 Post- treatment C12 Post- treatment C16 Post- treatment Target 1 right pulmonary ligament lymph node 16 18 15 13 13 6 5 % Change from Baseline +12.5% -6% -19% -19% -63% -69% Non-target 1-4 - Present Present Present Present Present Present Present Case Study: Breast Cancer Patient with Stable Disease (Update) Patient Profile, Treatment History and RECIST 49 Patient Profile: • Cohort 6 | 5 mg/kg Q3W + 1200mg atezolizumab • 52-year-old male; Initial diagnosis July 2011 • Stage 2 Invasive Ductal Breast Cancer • FISH HER2/CEP17 ratio 2.4, HER2 copy number 4.8 In-house testing IHC2+, FISH+ • PD-L1 low in pre-treatment and high in post treatment biopsy Oncology Treatment History Duration Trastuzumab/Docetaxel/ Tamoxifen/Carboplatin Sep 2011-Jul 2013 Trastuzumab/Pertuzumab/Vinorelbine Aug 2013-Jan 2016 T-DM1/Fulvestrant Nov 2017-Mar 2018 Capecitabine/Lapatinib Mar 2018 Palbociclib/Arimidex Apr-May 2019 Data cut-off: 27-Jul-20

Tumoral and Circulating s4-1BB Increase Post-Treatment in PR Breast Cancer Patient

CD8+ T cell Numbers



Abs. CD8+ T cells / tumor mm2
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CD8+ T cell numbers, proliferation, cytolytic molecules and s4-1BB increase post-treatment, demonstrating 4-1BB arm activity of cinrebafusp alfa

-pieris-
Improving Lives
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Pieris Pharmaceuticals 255 State Street Boston, MA 02109 USA Zeppelinstraße 3 85399 Hallbergmoos Germany IR: kelman@pieris.com BD: niemeier@pieris.com www.pieris.comNASDAQ: PIRS